                                                                 EXHIBIT e(1)(d)

                                 AMENDMENT NO. 3
                        TO THE FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

 (CLASS A SHARES, CLASS C SHARES, CLASS R SHARES AND INSTITUTIONAL CLASS SHARES)


         The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between AIM Growth Series, a Delaware business trust, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                                AIM GROWTH SERIES

         CLASS A SHARES

         AIM Basic Value Fund
         AIM Euroland Growth Fund
         AIM Mid Cap Core Equity Fund
         AIM Small Cap Growth Fund

         CLASS C SHARES

         AIM Basic Value Fund
         AIM Euroland Growth Fund
         AIM Mid Cap Core Equity Fund
         AIM Small Cap Growth Fund

         CLASS R SHARES

         AIM Basic Value Fund
         AIM Mid Cap Core Equity Fund
         AIM Small Cap Growth Fund

         INSTITUTIONAL CLASS SHARES

         AIM Basic Value Fund
         AIM Mid Cap Core Equity Fund
         AIM Small Cap Growth Fund"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: July 1, 2002


                                             AIM GROWTH SERIES


Attest: /s/ P. MICHELLE GRACE                By: /s/ ROBERT H. GRAHAM
        ------------------------------           -------------------------------
         Assistant Secretary                      Robert H. Graham
                                                  President


                                             A I M DISTRIBUTORS, INC.


Attest: /s/ P. MICHELLE GRACE                By: /s/ MICHAEL J. CEMO
        ------------------------------           -------------------------------
         Assistant Secretary                      Michael J. Cemo
                                                  President



                                       2